UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K CURRENT REPORT Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934 Date of report (Date of earliest event reported): July 21, 2008 ROYAL CARIBBEAN CRUISES LTD.

(Exact Name of Registrant as Specified in Charter)

Republic of Liberia

(State or Other Jurisdiction of Incorporation)
1-11884	98-0081645

(Commission File Number)	(IRS Employer Identification No.)
1050 Caribbean Way, Miami, Florida	33132

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 305-539-6000
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The following is provided pursuant to Item 2.02 of Form 8-K, “Results of Operations and Financial Conditions” and Item 7.01 of Form 8-K, “Regulation FD Disclosure.”

Item 2.02	Results of Operations and Financial Condition.

Item 7.01	Regulation FD Disclosure.

On July 21, 2008, Royal Caribbean Cruises Ltd. issued a press release entitled “Royal Caribbean Cruises Ltd. Announces Second Quarter Earnings and Major Cost Saving Initiatives.” A copy of this press release is furnished as Exhibit 99.1 to this report. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of Royal Caribbean Cruises Ltd., whether made before or after the filing of this report, regardless of any general incorporation language in the filing, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1 - Press release entitled “Royal Caribbean Cruises Ltd. Announces Second Quarter Earnings and Major Cost Saving Initiatives” dated July 21, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL CARIBBEAN CRUISES LTD.

Date:	July 21, 2008	By:	/s/ Brian J. Rice

			Name:	Brian J. Rice
			Title:	Executive Vice President and Chief Financial Officer